EX-99.a.1.i

AMENDED AND RESTATED
SCHEDULE A
TO THE
AGREEMENT AND DECLARATION OF TRUST

This Amended and Restated Schedule A, as amended June 30, 2025 (“Schedule A”), to the Ivy Funds Amended and Restated Agreement and Declaration of Trust dated August 16, 2017 (the “Agreement”), is effective as of June 30, 2025, and supersedes any prior Schedule A to the Agreement.

IVY FUNDS
SERIES AND CLASSES

Ivy Funds	Share Class
Macquarie Asset Strategy Fund (formerly, Delaware Ivy Asset Strategy Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Balanced Fund (formerly, Delaware Ivy Balanced Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Core Equity Fund (formerly, Delaware Ivy Core Equity Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Climate Solutions Fund (formerly, Delaware Climate Solutions Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Global Bond Fund (formerly, Delaware Ivy Global Bond Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class

Macquarie Global Growth Fund (formerly, Delaware Ivy Global Growth Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie High Income Fund (formerly, Delaware Ivy High Income Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie International Core Equity Fund (formerly, Delaware Ivy International Core Equity Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Large Cap Growth Fund (formerly, Delaware Ivy Large Cap Growth Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Mid Cap Growth Fund (formerly, Delaware Ivy Mid Cap Growth Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Mid Cap Income Opportunities Fund (formerly, Delaware Ivy Mid Cap Income Opportunities Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Natural Resources Fund (formerly, Delaware Ivy Natural Resources Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class

Macquarie Science and Technology Fund (formerly, Delaware Ivy Science and Technology Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Real Estate Securities Fund (formerly, Delaware Real Estate Securities Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Small Cap Growth Fund (formerly, Delaware Ivy Small Cap Growth Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Smid Cap Core Fund (formerly, Delaware Ivy Smid Cap Core Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Systematic Emerging Markets Equity Fund (formerly, Delaware Ivy Systematic Emerging Markets Equity Fund)	Class A
Class C
Class R
Class R6
Class Y
Institutional Class
Macquarie Global Allocation Fund (formerly, Delaware Ivy Wilshire Global Allocation Fund)	Class A
Class C
Class R
Institutional Class